FIFTEENTH AMENDMENT OF
FIRST AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT

THIS FIFTEENTH AMENDMENT OF FIRST AMENDED AND RESTATED CONSTRUCTION LOAN AGREEMENT (“Amendment”) is made as of the 28th day of February, 2020 between FIRST NATIONAL BANK OF OMAHA, a national banking association ("Lender") and CARDINAL ETHANOL, LLC, an Indiana limited liability company (“Borrower”). This Amendment amends that certain First Amended and Restated Construction Loan Agreement dated June 10, 2013 between Lender and Borrower (as amended, the "Loan Agreement”).

WHEREAS, pursuant to the Loan Agreement and the other Loan Documents, Lender extended the Loans described in the Loan Agreement to Borrower;

WHEREAS, pursuant to that certain First Amendment of First Amended and Restated Construction Loan Agreement dated October 8, 2013, the date on which the Declining Revolving Credit Loan began to revolve was amended from April 8, 2014 to October 8, 2013, the Maximum Availability of the Declining Revolving Credit Loan was modified and the Loan Agreement was otherwise modified as provided for therein;

WHEREAS, pursuant to that certain Second Amendment of First Amended and Restated Construction Loan Agreement dated February 27, 2014, the Maximum Availability of the Declining Revolving Credit Loan was fixed at $5,000,000, the Reduction Dates applicable to the Declining Revolving Credit Loan were deleted, the Fixed Charge Coverage Ratio covenant was deleted, the distribution covenant was deleted, the Termination Date of the Revolving Credit Loan was extended to February 28, 2015 and the Loan Agreement was otherwise amended as provided for therein; and

WHEREAS, pursuant to that certain Third Amendment of First Amended and Restated Construction Loan Agreement dated February 28, 2015, the Termination Date of the Revolving Credit Loan was extended to March 31, 2015;

WHEREAS, pursuant to that certain Fourth Amendment of First Amended and Restated Construction Loan Agreement dated March 31, 2015, the Termination Date of the Revolving Credit Loan was extended to February 28, 2016 and the interest rate and Non-Use Fee applicable to the Revolving Credit Loan were modified;

WHEREAS, pursuant to that certain Fifth Amendment of First Amended and Restated Construction Loan Agreement dated July 23, 2015 (the “Fifth Amendment”), the maximum principal amount of the Declining Revolving Credit Loan was increased to finance the Improvements and permit Construction Advances up to May 31, 2016 to fund such Improvements, the Termination Date of the Declining Revolving Credit Loan was extended to February 28, 2021, the interest rate applicable to the Declining Revolving Credit Loan was modified, the Fixed Charge Coverage Ratio was modified, the Capital Expenditures covenant was modified and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, pursuant to that certain Sixth Amendment of First Amended and Restated Construction Loan Agreement dated February 28, 2016, the Termination Date of the Revolving Credit Loan was extended to February 28, 2017;

WHEREAS, pursuant to that certain Seventh Amendment of First Amended and Restated Construction Loan Agreement dated May 6, 2016, the Completion Date was extended to July 31, 2016, the definition of Permitted Liens was modified and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, pursuant to that certain Eighth Amendment of First Amended and Restated Construction Loan Agreement dated July 31, 2016, the Construction Advances were converted to amortizing term debt, the maximum principal amount of the Declining Revolving Credit Loan was reduced to $5,000,000 and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, pursuant to that certain Ninth Amendment of First Amended and Restated Construction Loan Agreement dated September 1, 2016, the repayment terms of the Term Loan were modified as provided for therein;

WHEREAS, pursuant to that certain Tenth Amendment of First Amended and Restated Construction Loan Agreement dated February 28, 2017, Lender extended to Borrower the Construction Loan described therein to be used by Borrower to construct the Grain Loadout Facility Improvements during the Grain Loadout Facility Construction Period, extended the Termination Date of the Revolving Credit Loan to February 28, 2018, modified the Fixed Charge Coverage Ratio, added a Debt Service Coverage Ratio, modified the capital expenditures covenant, modified the distributions covenant, and otherwise amended the Loan Agreement as provided for therein;

WHEREAS, pursuant to that certain Eleventh Amendment of First Amended and Restated Construction Loan Agreement dated October 31, 2017, the Grain Loadout Facility Construction Period was extended to December 31, 2017;

WHEREAS, pursuant to that certain Twelfth Amendment of First Amended and Restated Construction Loan Agreement dated December 31, 2017, the Construction Loan was converted to the Grain Loadout Facility Term Loan and the Loan Agreement was otherwise amended as provided for therein;

WHEREAS, pursuant to that certain Thirteenth Amendment of First Amended and Restated Construction Loan Agreement dated February 28, 2018, the Termination Date of the Revolving Credit Loan was extended to February 28, 2019 and the Borrowing Base was modified as provided for therein;

WHEREAS, pursuant to that certain Fourteenth Amendment of First Amended and Restated Construction Loan Agreement dated February 28, 2019, the Termination Date of the Revolving Credit Loan was extended to February 28, 2020;

WHEREAS, Borrower has requested, and Lender has agreed, to extend the Termination Date of the Revolving Credit Loan to February 28, 2021 and to modify the Debt Service Coverage Ratio and Fixed Charge Coverage Ratio as provided for in this Amendment; and

WHEREAS, Borrower and Lender desire to modify the Loan Agreement as provided for in this Amendment.

NOW, THEREFORE, in consideration of the amendments of the Loan Agreement set forth below, the mutual covenants herein and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1.    Capitalized terms used in this Amendment which are defined in the Loan Agreement shall have the meanings given to them in the Loan Agreement, as such definitions may be amended by this Amendment.

2.    The defined term “Termination Date” in Section 1.01 of the Loan Agreement is amended by deleting the reference to February 28, 2020 as the Termination Date of the Revolving Credit Loan and inserting in lieu thereof February 28, 2021.

3.    The defined term “LIBOR Rate” in Section 1.01 of the Loan Agreement is amended by inserting the following at the end of such definition:

If in Lender’s discretion and notwithstanding anything in this Agreement or the other Loan Documents to the contrary, the LIBOR Rate becomes unavailable or unreliable during the term of the Loans, Lender shall, in a commercially reasonable manner, propose a replacement interest rate index (“Replacement Index”) for the Loans that gives due consideration to the then prevailing market convention for determining a rate of interest for comparable bank-originated commercial loans in the United States at such time. If Lender proposes a Replacement Index, then Lender shall also propose any change necessary to the Applicable Margin to be added to the Replacement Index (the “Replacement Margin”). Lender will propose a Replacement Margin that when added to the Replacement Index will approximate the interest rate on the Loans prior to Lender determining a Replacement Index. After determining the Replacement Index and Replacement Margin, Lender shall give written notice to Borrower of the proposed Replacement Index and proposed Replacement Margin. Lender may then amend this Agreement to reflect the Replacement Index and Replacement Margin with Borrower’s prior written consent, which consent shall not be unreasonably withheld, delayed, or conditioned.

4.    Section 4.09 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

Section 4.09.    Fixed Charge Coverage Ratio/Debt Service Coverage Ratio. For any reporting period, if Borrower’s Working Capital is less than $23,000,000 after giving effect to all distributions permitted in this Agreement made during such reporting period, the Borrower must maintain a Fixed Charge Coverage Ratio, measured at the end of each full applicable fiscal quarter on a rolling four quarter average basis, of no less than 1.15:1.0. However, for any reporting period, if Borrower’s Working Capital is equal to or more than $23,000,000 after giving effect to all distributions permitted in this Agreement made during such reporting period, the Borrower must maintain a Debt Service Charge Coverage Ratio, measured at the end of each full applicable fiscal quarter on a rolling four quarter average basis, of no less than 1.25:1.0 in lieu of the Fixed Charge Coverage Ratio. The foregoing Fixed Charge Coverage Ratio or Debt Service Coverage Ratio, as applicable, shall be tested by the Lender quarterly on a fiscal quarter rolling four quarter average basis.

5.    Except as modified in this Amendment, all other terms, provisions, conditions and obligations imposed under the terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified, affirmed, and certified by Borrower and Lender. Borrower hereby ratifies and affirms the accuracy and completeness of all representations and warranties contained in the Loan Documents. Borrower represents and warrants to the Lender that the representations and warranties set forth in the Loan Agreement, and each of the other Loan Documents, are true and complete on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and as if each reference in the Loan Agreement to “this Agreement” included references to this Amendment. Borrower represents, warrants, and confirms to the Lender that no Default or Events of Default is now existing under the Loan Documents and that no event or condition exists which would constitute a Default or an Event of Default under the Loan Agreement or any other Loan Document. Nothing contained in this Amendment either before or after giving effect thereto, will cause or trigger a Default or an Event of Default under any Loan Document. To the extent necessary, the Loan Documents are hereby amended consistent with the amendments provided for in this Amendment.

6.    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment shall be governed by and construed in accordance with the laws of the State of Nebraska, exclusive of its choice of laws rules.

7.    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor, except as expressly provided in this Amendment, constitute a waiver or amendment of any provision of any of the Loan Documents. Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words or phrases of like import referring to the Loan Agreement, and each reference in the other Loan Documents to the “Loan Agreement”, “thereunder”, “thereof” or words or phrases of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified by this Amendment. This Amendment and the rights evidenced by this Amendment shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto, and shall be enforceable by any such successors and assigns. Borrower will pay on demand all costs and expenses incurred by Lender in connection with the preparation, execution, delivery, filing, and administration of this Amendment (including, without limitation, legal fees incurred in connection with the preparation of this Amendment and advising Lender as to its rights, and the cost of any credit verification reports or field examinations of Borrower's properties or books and records). Borrower's obligations to Lender under this Section shall survive the termination of this Amendment or the Loan Agreement and the repayment of Borrower's Obligations to Lender under the Loan Agreement and other Loan Documents.

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first written above.

FIRST NATIONAL BANK OF OMAHA, a national banking association

By:     /s/ Amos Alstrom
Title:     VP Agribusiness Banking

CARDINAL ETHANOL, LLC, an Indiana limited liability company

By:     /s/ William Dartt
Title:     CFO